EXHIBIT INDEX

EXHIBIT     DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of Incorporation of Twentieth Century Premium Reserves,
            Inc., dated January 7, 1993 (filed as Exhibit 1a to Post-Effective
            Amendment No. 4 on Form N-1A of the Registrant, filed on July 31,
            1996, File No. 33-57430, and incorporated herein by reference).

EX-99.a2    Articles Supplementary of Twentieth Century Premium Reserves, Inc.,
            dated April 24, 1995 (filed as Exhibit 1b to Post-Effective
            Amendment No. 4 on Form N-1A of the Registrant, filed on July 31,
            1996, File No. 33-57430, and incorporated herein by reference).

EX-99.a3    Articles of Amendment of Twentieth Century Premium Reserves, Inc.,
            dated December 2, 1996 (filed as Exhibit 1c to Post-Effective
            Amendment No. 6 on Form N-1A of the Registrant, filed on July 30,
            1997, File No. 33-57430, and incorporated herein by reference.)

EX-99.a4    Articles Supplementary of American Century Premium Reserves, Inc.,
            dated December 2, 1996 (filed as Exhibit 1d to Post-Effective
            Amendment No. 6 on Form N-1A of the Registrant, filed on July 30,
            1997, File No. 33-57430, and incorporated herein by reference.)

EX-99.a5    Articles Supplementary of American Century Premium Reserves, Inc.
            dated February 16, 1999 (filed as Exhibit a5 to Post-Effective
            Amendment No. 8 on Form N-1A of the Registrant, filed on May 6,
            1999, File No. 33-57430, and incorporated herein by reference).

EX-99.b1    By-Laws of Twentieth Century Premium Reserves, Inc. (filed as
            Exhibit 2 to Post-Effective Amendment No. 4 on Form N-1A, of the
            Registrant filed on July 31, 1996, File No. 33-57430, and
            incorporated herein by reference).

EX-99.b2    Amendment to By-Laws of American Century Premium Reserves, Inc.
            (filed as Exhibit 2b to Post-Effective Amendment No. 9 on Form N-1A
            of American Century Capital Portfolios, Inc., filed on February 17,
            1998, File No. 33-64872, and incorporated herein by reference.)

EX-99.d     Management Agreement dated August 1, 1997, between American Century
            Premium Reserves, Inc. and American Century Investment Management,
            Inc. (filed as Exhibit 5 to Post-Effective Amendment No. 6 on Form
            N-1A of the Registrant, filed on July 30, 1997, File No. 33-57430, and incorporated herein by reference.)

EX-99.e1    Distribution Agreement between American Century Premium Reserves,
            Inc. and American Century Investment Services, Inc. dated March 13,
            2000 (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Premium Reserves, Inc. and American Century Investment
            Services, Inc. dated June 1, 2000 (filed electronically as Exhibit
            e9 to Post-Effective Amendment No. 19 to the Registration Statement
            on Form N-1A of American Century World Mutual Funds, Inc. filed on
            May 24, 2000,File No. 33-39242).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Capitals Portfolios, Inc. and American Century Investment
            Services, Inc., dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century Capital Portfolios, Inc. and American Century Investment
            Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century Capital Portfolios, Inc. and American Century Investment
            Services, Inc. dated April 30, 2001 (filed as Exhibit e5 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century Capital Portfolios, Inc. and American Century Investment
            Services, Inc., dated May 24, 2001 (filed as Exhibit e6 to
            Post-Effective Amendment No. 21 to the Registration Statement on
            Form N-1A of American Century Capital Portfolios, Inc., File No.
            33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Distribution Agreement between American
            Century Capital Portfolios, Inc. and American Century Investment
            Services, Inc., dated August 1, 2001 (filed as Exhibit e7 to
            Post-Effective Amendment No. 21 to the Registration Statement on
            Form N-1A of American Century Capital Portfolios, Inc., File No.
            33-64872, filed on July 30, 2001, and incorporated herein by reference).

EX-99.g1    Master Agreement between Commerce Bank, N.A. and Twentieth Century
            Services, Inc. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective Amendment No. 76 on Form N-1A of American Century
            Mutual Funds, Inc., filed February 28, 1997, File No. 2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between The Chase Manhattan Bank and the
            Twentieth Century and Benham funds, dated August 9, 1996. (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 on Form N-1A of
            American Century Government Income Trust, filed February 7, 1997,
            File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement dated as of March 18, 1993, by and between
            Twentieth Century Premium Reserves, Inc. and Twentieth Century
            Services, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 4 on Form N-1A, filed on July 31, 1996, File No. 33-57430, and incorporated herein by reference).

EX-99.h2    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank as Administrative Agent, dated as of December 21,
            1999 (filed as part of Post-Effective Amendment No. 29 to the
            Registration Statement on Form N-1A of American Century California
            Tax-Free and Municipal Funds, File No. 2-82734, filed on December
            29, 1999, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 8 on Form N-1A of the Registrant, filed May 7, 1999,
            File No. 33-57430, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP.

EX-99.j2    Power of Attorney dated February 19, 1999 (filed as Exhibit j2 to
            Post-Effective Amendment No. 8 on Form N-1A of the Registrant, filed
            May 7, 1999, File No. 33-57430, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p1 to
            Post-Effective Amendment No. 16 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on March 10, 2000, and incorporated herein by reference).